Annual Report

December 31, 2000

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund

Contents

Letter to Shareholders	1
Management’s Discussion of Fund Performance
Year in Review	2
Economic Outlook	2
Fund Overview	3
Comparison of Changes in the Value of a $10,000 Investment	5
Independent Auditors’ Report	6
Portfolio of Investments
Government Fund	7
Intermediate Income Fund	8
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15

Letter to Shareholders

  Katherine Frank

We’re pleased to report on Income Trust’s strong returns for the year 2000. Mosaic Government Bond Fund was up 10.19% and Mosaic Intermediate Income Fund advanced 9.49%.

At Mosaic we’ve been working for more than 20 years to bring you solid long-term investment results. Our fixed income approach focuses on both return and risk. We actively manage the duration of our holdings and seek to hold the type of bonds which will provide the best risk-adjusted returns going forward. In the year 2000 this approach was well-rewarded, as we participated in a year in which bonds bounced back strongly from a weak 1999.

This is the time of year when we often hear from shareholders regarding tax issues. By now you’ve received your 1099 forms and a special mailing which contained tax information on our equity and tax-free funds. For those of you receiving tax refunds, we hope you will take a minute to consider the speed and convenience of instructing the IRS to electronically transfer your refund into your Mosaic fund. A card that accompanied our tax mailing provides you with the how-to details.

It’s also the time of year when it’s worth reviewing a few tax reduction strategies. One of the easiest means of moderating the tax bite is to make sure you take full advantage of the tax benefits of IRAs. Just about every working American, regardless of participation in a workplace retirement fund, has access to an annual $2,000 IRA contribution. Prior to April 16, 2001, you are eligible for both 2000 and 2001 IRA contributions. For investors in the highest tax brackets, tax-free bonds and bond funds continue to make good sense. Finally, for those of you putting college money away for children and grandchildren, Education IRAs and Custodial accounts have some decided tax benefits. For more information on any of these investment options, give us a call at 800-368-3195.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

 The Year in Review

The year 2000 was an excellent one for bond investors, as interest rates trended down, driving up the value of existing, higher-yielding bonds. This was in sharp contrast to 1999, when the trend line in interest rates was steadily higher.

Solid bond performance has not attracted much attention in recent years, when it has been overshadowed by double-digit stock performance. But in a year when the major stock indices were negative, the returns for bonds looked much more appealing.

Over the past two years, the Federal Reserve Board has raised the Fed Funds rate by 1.75% percentage points, to 6.50% at the end of the year 2000, with the last increase in May 2000. The Fed’s goal was to curb inflation without sending the economy into a recession. Over the past three months, it has been clear that the rate hikes have been effective in cooling the economy. The rate of growth in the U.S., as measured by real GDP, dropped from 5% at the beginning of the year to less than 3% towards the end of 2000. While there is some concern that this trend could continue past the desirable level, current prospects seem to favor a soft landing over a full recession.

Economic Outlook

We are optimistic that 2001 can be another strong year for bonds. As the year 2000 drew to a close the Fed changed its bias from neutral to one of easing interest rates. Although some investors were disappointed that the Fed did not ease rates in December, the wide consensus was that easing would begin in 2001. The Fed’s surprise easing of one-half percent on January 3 had an immediate impact on the bond market, particularly on short-term bonds, which fell in value. The intermediate-term bonds that characterize the holdings in Income Trust have historically fared well in an easing environment.

With the economy slowing, intermediate government bonds should continue to be attractive to investors as a haven from economic and political worries. On the corporate side, we see spreads tightening in 2001, bringing additional value to holders of these securities. This will happen when the economic outlook appears more certain, and if some of the overall concerns over energy prices and international political crises moderate. Another plus would be a settling of stock market volatility, which could occur if the Federal Reserve is once again successful in fine-tuning the slowdown into a soft economic landing.

Fund Overview

Mosaic Government Fund

Mosaic Government Fund returned 10.19% for the annual period ended December 31, 2000. The year was a strong one for bonds in general, and particularly for government issues. The Lipper Intermediate U.S. Government Index was up 11.17% for the period, with the gap in performance largely explained by the outperformance of U.S. Treasuries, which were not a significant part of your fund’s holdings, which emphasized U.S. Government agency bonds.

The slowing economy encouraged bond investors that the Federal Reserve Board would likely cut interest rates over the coming year. Bond investors have traditionally looked at the activity of Treasuries, the bonds issued directly by the U.S. Government, as benchmarks for the bond market as a whole. Interest rates on the 10-year Treasury began the year near 6.50%, peaked over 6.80% in the first quarter, and after a rise in May sparked by the Federal Reserve’s action, trended down the rest of the year. In December, Federal Reserve Chairman Alan Greenspan hinted that policy makers were beginning to show concern about the rapidly slowing economy, a pronouncement that was bullish for bonds, and the rate on the 10-year Treasury dropped below 5.30%.

Supply was also an issue for Treasuries, as the U.S. Government continued its debt reduction by buying back high-cost, longer-term bonds. Along with reduction in issuance, continued buybacks have the potential to dramatically reduce outstanding Treasury debt over the next decade.

One marked result in the Treasury market has been the persistence of an inverted yield curve. In the year 2000, short-term notes yielded more than long-maturity securities.

As Treasury supplies have been cut, and in anticipation of further reduction in supply, bonds issued by government sponsored enterprises such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation began to take on increased importance. Trading and issuance both indicate that these agency securities are taking up the slack in the Treasury market. These agency bonds are a major component of Mosaic Government Bond Fund.

Mosaic Intermediate Income Fund

Mosaic Intermediate Income Fund returned 9.49% for the year ended December 31, 2000. Over the same period, the Lipper General Bond Fund Index was up 8.29%. While the year was an excellent one for most bond investors, this was not the case for many high-yield bond investors, as indicated by the annual return of the Lipper High Yield Bond Fund Index, which was down ?9.71% for the year. While Intermediate Income has an exposure to high yield bonds, we tend to concentrate on the higher quality bonds within this asset class, and as a result did not experience the problems that many investors found in this arena.

The bulk of the fund was invested in high-quality corporate bonds for the duration of the period. Corporate bonds, which have been held back by concerns over corporate profits as the economy slowed, posted solid but less impressive returns than Treasuries in 2000. Corporate bonds are often tracked by their "spreads" against Treasuries: a comparison of the yield gap between corporates and treasuries of the same maturity. This year we saw spreads at historically high levels, as investors sought the safety of Treasuries even as the supply tightened. Corporate bonds, on the other hand, suffered from the prospects of a slowing economy, a series of troubles among well-respected companies, and among high yield bonds, an increased default rate—the failure of an issuer to pay principal or interest.

A slowing economy can spell slowing earnings for corporations. As might be expected, the riskiest bonds, known as high-yield or "junk" bonds, suffered the most from these fears, since the issuing companies have the least solid financial footing. High-yield bonds, as a class, were actually negative for 2000. This had little impact on Intermediate Income. Only a minority of the fund can ever be in this asset class, plus the fund avoided the most speculative bonds in the high-yield arena.

Corporate bonds are also more sensitive to political and economic uncertainties than government bonds. This past year, concerns over skyrocketing oil prices, the volatile Middle East, and the prolonged presidential election all weighed on the bond market. On top of this, the corporate bond market always has one eye on the stock market, which was particularly turbulent in 2000, especially the technology-heavy Nasdaq market, which had 1% or more daily moves in some three out of four trading days in 2000.

Overall, Intermediate Income Fund’s flexibility was a plus for the year, as the fund avoided the pitfalls in high-yield bonds while capturing the considerable yield advantage that developed in high-grade corporate bonds.

Comparison of Changes in the Value of a $10,000 Investment

# Government Fund

$20,029
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Government Fund
Lehman Intermediate
Gov't. Bond Index
$18,373
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

| Average Annual Total Return | | |
|---|---|---|
| 1 Year | 5 Years | 10 Years |
| 10.19% | 4.84% | 6.27% |

# Intermediate Income Fund

$23,612
$22,456
$20,337
Intermediate Income Fund
Lehman Aggregate Bond Index
Lehman Intermediate Gov't. Corp. Bond Index
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

| Average Annual Total Return | | |
|---|---|---|
| 1 Year | 5 Years | 10 Years |
| 9.49% | 5.53% | 8.97% |

Past performance is not predictive of future performance. Prior to July 1, 1999, the Intermediate Income Fund was known as the Mosaic High Yield Fund. On this date, the new fund, which includes merged assets from the Mosaic Bond Fund, changed its name and investment policies.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities of the Mosaic Government Fund and Intermediate Income Fund (collectively, the "Funds"), two series of Mosaic Income Trust, including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 1, through December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 1997 and prior were audited by other auditors whose report, dated May 2, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Funds’ custodian, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 9, 2001

Government Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 96.7% of net assets
		U.S. TREASURY NOTES: 19.2%
Aaa	AAA	US Treasury Notes, 6.25%, 4/30/01	150,000	$0,150,267
Aaa	AAA	US Treasury Notes, 5.875%, 11/15/05	500,000	517,115
Aaa	AAA	US Treasury Notes, 6.5%, 10/15/06	300,000	320,271
		U.S. GOVERNMENT AGENCY NOTES: 68.5%
Aaa	AAA	Federal Home Loan Mortgage Corp, 7.625%, 5/15/03	300,000	312,000
Aaa	AAA	Federal Home Loan Mortgage Corp, 6.875%, 1/15/05	230,000	239,563
Aaa	AAA	Federal Home Loan Mortgage Corp, 5.75%, 4/15/08	250,000	247,965
Aaa	AAA	Federal Home Loan Mortgage Corp, 7.625%, 9/09/09	200,000	204,062
Aaa	AAA	Federal National Mortgage Assn., 5.75%, 4/15/03	550,000	552,189
Aaa	AAA	Federal National Mortgage Assn., 7.125%, 2/15/05	250,000	262,813
Aaa	AAA	Federal National Mortgage Assn., 5.75%, 6/15/05	350,000	350,563
Aaa	AAA	Federal National Mortgage Assn., 6.65%, 3/08/06	325,000	325,068
Aaa	AAA	Federal National Mortgage Assn., 7.125%, 3/15/07	275,000	293,763
Aaa	AAA	Federal National Mortgage Assn., 6.375%, 6/15/09	350,000	358,995
Aaa	AAA	Federal National Mortgage Assn., 7.25%, 1/15/10	350,000	380,559
		MORTGAGE BACKED SECURITIES: 9.0%
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E57247, 6.5%, 3/01/09	206,316	206,444
Aaa	AAA	Government National Mortgage Association II, Guaranteed Pass Through Certificates #2483, 7%, 9/20/27	256,571	256,410
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $4,853,354)		4,978,047
		REPURCHASE AGREEMENT: 2.0% of net assets
		With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 1/02/01, collateralized by $106,563 in United States Treasury Notes due 5/31/03. Proceeds at maturity are $104,061. (Cost $104,000)		104,000
		TOTAL INVESTMENTS: 98.7% of net assets (cost $4,957,354)		5,082,047
		CASH AND RECEIVABLES LESS LIABILITIES: 1.3% of net assets		67,444
		NET ASSETS: 100%		$5,149,491

Intermediate Income Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		CORPORATE DEBT SECURITIES: 70.5% of net assets
		CABLE TELEVISION: 2.4%
Ba3	BB-	CSC Holdings, Incorporated, Senior Subordinated Debentures, 9.875%, 2/15/13	100,000	$0,103,000
		CAPITAL GOODS: 3.9%
Ba2	BB+	American Standard, Incorporated, Senior Notes, 7.375%, 2/1/08	175,000	165,375
		CELLULAR COMMUNICATIONS: 3.7%
Baa2	BBB+	Sprint Spectrum, L.P., Senior Notes, 11%, 8/15/06	150,000	160,875
		ENERGY: 7.2%
Baa3	BBB-	Occidental Petroleum, Senior Notes, 7.375%, 11/15/08	200,000	205,750
Baa1	BBB	Oryx Energy Company, Notes, 8.125%, 10/15/05	100,000	104,875
		FINANCE: 12.5%
Baa1	A-	Equifax, 6.3%, 7/01/05	100,000	98,375
A2	A	Ford Motor Credit Company, Notes, 5.8%, 1/12/09	100,000	90,625
A1	A+	Goldman Sachs Company, Notes, 7.35%, 10/01/09	140,000	143,150
Aa3	AA-	Morgan Stanley Dean Witter Discover & Company, Notes, 6.875%, 3/01/07	200,000	201,750
		FOREST & PAPER PRODUCTS: 2.3%
Baa1	BBB+	International Paper Company, Notes, 7%, 6/01/01	100,000	100,000
		HEALTHCARE: 9.3%
A2	A	Cardinal Health Incorporated, Notes, 6.25%, 7/1/08	200,000	192,000
Ba3	BB-	Tenet Healthcare Corporation, Senior Subordinated Notes, 8.625%, 1/15/07	200,000	205,750
		RETAIL: 14.4%
A2	A	GAP Incorporated, 6.9%, 9/15/07	200,000	191,500
Baa2	BBB-	JC Penney, 7.25%, 4/01/02	100,000	89,500
A3	A-	Kohls Corporation, Notes, 6.7%, 2/01/06	185,000	187,775
Ba1	BBB-	Tommy Hilfiger USA, Incorporated, Senior Notes, 6.85%, 6/01/08	200,000	150,250
		TECHNOLOGY: 7.7%
Aa2	AA-	Hewlett-Packard Company, Notes, 7.15%, 6/01/05	150,000	155,063
Baa1	BBB	Lexmark International, Notes, 6.75%, 5/15/08	190,000	173,137
		UTILITIES: 7.1%
Ba3	BB	CMS Energy Corporation, Notes, 8.125%, 5/15/02	150,000	148,688
Ba1	BB-	Toledo Edison Company, Debentures, 8.7%, 9/01/02	150,000	154,125
		TOTAL CORPORATE DEBT SECURITIES (cost $3,067,281)		3,021,563
		COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9% of net assets
Aaa	AAA	Ryland Acceptance Corporation, Class Four, Series 76, 9%, 8/01/18	37,137	38,299
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $37,566)		38,299
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 23.7% of net assets
Aaa	AAA	Federal Home Loan Mortgage Corp, 7.375%, 5/15/03	175,000	182,000
Aaa	AAA	Federal Home Loan Mortgage Corp, 6.25%, 7/15/04	250,000	254,688
Aaa	AAA	Federal National Mortgage Association, 6.30%, 6/15/04	500,000	499,075
Aaa	AAA	US Treasury Note/Bond, 6.25%, 4/30/01	80,000	80,141
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $1,005,192)		1,015,904
		REPURCHASE AGREEMENT: 3.1% of net assets
		With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 1/02/01, collateralized by $134,229 in United States Treasury Notes due 5/31/03. Proceeds at maturity are $131,076. (cost $131,000)		131,000
		TOTAL INVESTMENTS: 98.2% of net assets (cost $4,241,039)		4,206,766
		CASH AND RECEIVABLES LESS LIABILITIES: 1.8% of net assets		79,261
		NET ASSETS: 100%		$4,286,027

Notes to the Portfolio of Investments:

* ? Unaudited

Moody’s ? Moody’s Investors Services, Inc.

S&P ? Standard & Poor’s Corporation

Statements of Assets and Liabilities

December 31, 2000

	Government Fund	Intermediate Income Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$4,978,047	$4,075,766
Repurchase agreements	104,000	131,000
Total investments	5,082,047	4,206,766
Cash	601	522
Receivables
Interest	71,148	80,487
Capital shares sold	--	9,021
Total assets	5,153,796	4,296,796
LIABILITIES
Payables
Capital shares redeemed	4,305	10,769
Total liabilities	4,305	10,769
NET ASSETS (Note 6)	$5,149,491	$4,286,027
CAPITAL SHARES OUTSTANDING	516,534	661,295
NET ASSET VALUE PER SHARE	$0,0009.97	$0,0006.48
*INVESTMENT SECURITIES, AT COST	$4,853,354	$4,110,039

Statements of Operations

For the year ended December 31, 2000

	Government Fund	Intermediate Income Fund
INVESTMENT INCOME (Note 1)
Interest income	$(0332,309(	$(0341,512(
Other income	11(	--(
Total investment income	332,320(	341,512(
EXPENSES (Notes 3 and 5)
Investment advisory fees	32,271(	28,534(
Other expenses	26,850(	20,545(
Total expenses	59,121(	49,079(
NET INVESTMENT INCOME	273,199(	292,433(
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(5,458)	(89,747)
Change in net unrealized appreciation of investments	229,837(	192,539(
Net realized and unrealized gain on investments	224,379(	102,792(
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$0(497,578(	$(0395,225(

Statements of Changes in Net Assets

For the period indicated

	GOVERNMENT FUND		INTERMEDIATE INCOME FUND
	Year Ended December 31,		Year Ended December 31,
	2000	1999	2000	1999
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$0,273,199(	$0,265,931(	$0,292,433(	$0,397,629(
Net realized loss on investments	(5,458)	(8,554)	(89,747)	(486,268)
Change in net unrealized appreciation (depreciation) on investments	229,837(	(369,810)	192,539(	(191,049)
Total increase (decrease) in net assets resulting from operations	497,578(	(112,433)	395,225(	(279,688)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(273,199)	(265,931)	(292,433)	(397,691)
CAPITAL SHARE TRANSACTIONS (Note 8)	(280,442)	(178,901)	(1,011,330)	(439,112)
CAPITAL CONTRIBUTION	--(	--(	--(	156,750(
TOTAL DECREASE IN NET ASSETS	(56,063)	(557,265)	(908,538)	(959,741)
NET ASSETS
Beginning of period	$5,205,554(	$5,762,819(	$5,194,565(	$6,154,306(
End of period	$5,149,491(	$5,205,554(	$4,286,027(	$5,194,565(

Financial Highlights

(Selected data for a share outstanding throughout each period indicated)

GOVERNMENT FUND

	Year Ended December 31,			Nine Months Ended March 31,	Year Ended March 31,
	2000	1999	1998	1997	1997	1996-2
Net asset value beginning of period	$9.54	$10.22	$9.89	$9.43	$9.71	$9.55
Investment operations:
Net investment income	0.51	0.48	0.49	0.38	0.49	0.47
Net realized and unrealized gain (loss) on investments	0.43	(0.68)	0.33	0.46	(0.28)	0.16
Total from investment operations	0.94	(0.20)	0.82	0.84	0.21	0.63
Less distributions from net investment income	(0.51)	(0.48)	(0.49)	(0.38)	(0.49)	(0.47)
Net asset value, end of period	$9.97	$9.54	$10.22	$9.89	$9.43	$9.71
Total return (%)	10.19	(1.99)	8.52	9.07	2.29	6.56
Ratios and supplemental data
Net assets, end of period (thousands)	$5,149	$5,206	$5,763	$5,499	$5,792	$6,856
Ratio of expenses to average net assets (%)	1.15	1.14	1.15	1.16-1	1.43	1.59
Ratio of net investment income to average net assets (%)	5.31	4.86	4.93	5.26-1	5.09	4.77
Portfolio turnover (%)	33	12	46	37	17	190

INTERMEDIATE INCOME FUND

	Year Ended December 31,			Nine Months Ended Dec. 31,	Year Ended March 31,
	2000	1999	1998	1997	1997	1996-2
Net asset value beginning of period	$6.31	$6.92	$7.21	$7.01	$7.16	$6.94
Investment operations:
Net investment income	0.40	0.46	0.58	0.43	0.57	0.61
Net realized and unrealized gain (loss) on investments	0.17	(0.61)	(0.29)	0.20	(0.15)	0.22
Total from investment operations	0.57	(0.15)	0.29	0.63	0.42	0.83
Less distributions from net investment income	(0.40)	(0.46)	(0.58)	(0.43)	(0.57)	(0.61)
Net asset value, end of period	$6.48	$6.31	$6.92	$7.21	$7.01	$7.16
Total return (%)	9.49	(2.20)	4.07	9.12	6.06	12.32
Ratios and supplemental data
Net assets, end of period (thousands)	$4,286	$5,195	$6,154	$6,516	$6,254	$6,790
Ratio of expenses to average net assets (%)	1.08	1.11	1.16	1.20-1	1.44	1.60
Ratio of net investment income to average net assets (%)	6.43	6.97	8.11	7.90-1	8.07	8.47
Portfolio turnover (%)	18	63	43	38	95	237

1-Annualized.

2-Effective July 31, 1996, investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about two separate funds whose principal objectives are to obtain high current income. The Government Fund invests in securities of the U. S. Government and its agencies. The Intermediate Income Fund invests in investment grade corporate, government and government agency fixed income securities. The Intermediate Income Fund may also invest a portion of its assets in securities rated as low as "B" by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. A third Mosaic Income Trust portfolio, available to certain institutional investors (as defined in the fund’s prospectus) presents its financial information in a separate report.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

The funds began amortizing premiums and discounts on debt securities using the scientific method of amortization effective November 30, 2000. Prior to this date, the funds amortized premiums and discounts on debt securities using the straight line method of amortization. The cumulative effect of this accounting change had no impact on the total net assets of the funds, but resulted in a $700 decrease to the cost of securities and a corresponding $700 increase in net unrealized appreciation in the Government Fund and a $3,530 decrease to the cost of securities and a corresponding $3,530 decrease in net unrealized depreciation in the Intermediate Income Fund, based on securities held as of November 30, 2000.

Distribution of Income and Gains: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend monthly. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Capital gains distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2000, the Government and Intermediate Income Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Government Fund	Intermediate Income Fund
December 31, 2002	--	$928,917
December 31, 2003	$268,589	94,831
December 31, 2004	44,628	--
December 31, 2005	64,210	293
December 31, 2006	--	239,050
December 31, 2007	8,554	486,268
December 31, 2008	5,458	89,747

A portion of the Intermediate Income Fund’s capital loss carryovers were acquired through its merger with Mosaic Bond Fund on July 1, 1999, and are subject to certain limitations.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., ("the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of each of the Funds; the fees are accrued daily and are paid monthly.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2000:

	Government Fund	Intermediate Income Fund
Aggregate Cost)	$)4,957,354)	$)4,241,039)
Gross unrealized appreciation	124,866)	57,238)
Gross unrealized depreciation	(173)	(91,511)
Net unrealized appreciation(depreciation)	$0,,,124,693)	$0,(34,273)

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.52% for the Government Fund and 0.45% for the Intermediate Income Fund. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

6. Net Assets. At December 31, 2000, net assets include the following:

	Government Fund	Intermediate Income Fund
Net paid in capital on shares of beneficial interest	$)5,416,237)	$)6,159,406)
Accumulated net realized losses	(391,439)	(1,839,106)
Net unrealized appreciation (depreciation) on investments	124,693)	(34,273)
Total net assets	$)5,149,491)	$)4,286,027)

7. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

	Purchases	Sales
Government Fund:
U. S. Gov’t Securities	$1,634,830	$1,645,574
Other	--	--
Intermediate Income Fund:
U. S. Gov’t Securities	$178,981	$00,60,000
Other	577,838	1,449,082

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2000	1999
In Dollars
Shares sold	$0)382,165)	$0,438,511)
Shares issued in reinvestment of dividends	245,355)	240,936)
Total shares issued	627,520)	679,447)
Shares redeemed	(907,962)	(858,348)
Net decrease	$0(280,442)	$0(178,901)

In Shares
Shares sold	39,983)	44,407)
Shares issued in reinvestment of dividends	25,569)	24,621)
Total shares issued	65,552)	69,028)
Shares redeemed	(94,604)	(87,176)
Net decrease	(29,052)	(18,148)
	Year Ended December 31,
Intermediate Income Fund	2000	1999
In Dollars
Shares sold	$0),497,448)	$0)629,448)
Additional shares in connection with merged fund	--)	640,045)
Shares issued in reinvestment of dividends	231,694)	287,048)
Total shares issued	729,142)	1,556,541)
Shares redeemed	(1,740,472)	(1,995,653)
Net decrease	$(1,011,330)	$0(439,112)

In Shares
Shares sold	78,582)	91,338)
Additional shares in connection with merged fund	--)	97,859)
Shares issued in reinvestment of dividends	36,817)	47,214)
Total shares issued	115,399)	236,411)
Shares redeemed	(276,699)	(302,625)
Net decrease	(161,300)	(66,214)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195.  Read it carefully before you invest or send money.  This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.  Mosaic Funds Distributor, LLC.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-3616

Mosaic Income Trust - Institutional Bond Fund
Annual Report

December 31, 2000

Mosaic Funds
www.mosaicfunds.com

Contents

Management’s Discussion of Fund Performance
The Year in Review	1
Economic Outlook	1
Fund Overview	1
Independent Auditors’ Report	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8

Management’s Discussion of Fund Performance

The Year in Review

The year 2000 was an excellent one for bond investors, as interest rates trended down, driving up the value of existing, higher-yielding bonds. This was in sharp contrast to 1999, when the trend line in interest rates was steadily higher.

Solid bond performance has not attracted much attention in recent years, when it has been overshadowed by double-digit stock performance. But in a year when the major stock indices were negative, the returns for bonds looked much more appealing.

Over the past two years, the Federal Reserve Board has raised the Fed Funds rate by 1.75% percentage points, to 6.50% at the end of the year 2000, with the last increase in May 2000. The Fed’s goal was to curb inflation without sending the economy into a recession. Over the past three months, it has been clear that the rate hikes have been effective in cooling the economy. The rate of growth in the U.S., as measured by real GDP, dropped from 5% at the beginning of the year to less than 3% towards the end of 2000. While there is some concern that this trend could continue past the desirable level, current prospects seem to favor a soft landing over a full recession.

Economic Outlook

We are optimistic that 2001 can be another strong year for bonds. As the year 2000 drew to a close the Fed changed its bias from neutral to one of easing interest rates. Although some investors were disappointed that the Fed did not ease rates in December, the wide consensus was that easing would begin in 2001. A drop in the Fed rate will likely have the most effect on short-term bonds. The intermediate-term bonds that characterize the holdings in Income Trust have historically fared well in this sort of climate.

With the economy slowing, intermediate government bonds should continue to be attractive to investors as a haven from economic and political worries. On the corporate side, we see spreads tightening in 2001, bringing additional value to holders of these securities. This will happen when the economic outlook appears more certain, and if some of the overall concerns over energy prices and international political crises moderate. Another plus would be a settling of stock market volatility, which could occur if the Federal Reserve is once again successful in fine-tuning the slowdown into a soft economic landing.

Fund Overview

Institutional Bond Fund finished its first, partial fiscal year with a total return of 6.24%. The fund began operations on May 1, 2000, so these results reflect eight months of operation. The bulk of the fund was invested in high-quality corporate bonds for the duration of the period, with Government Agency bonds making up most of the rest of the allocation. Corporate bonds, which have been held back by concerns over corporate profits as the economy slowed, posted solid but less impressive returns than Treasuries in 2000. Corporate bonds are often tracked by their "spreads" against Treasuries: a comparison of the yield gap between corporates and treasuries of the same maturity. This year we saw spreads at historically high levels, as investors sought the safety of Treasuries even as the supply tightened. Corporate bonds, on the other hand, suffered from the prospects of a slowing economy, a series of troubles among well-respected companies, and among high yield bonds, an increased default rate—the failure of an issuer to pay principal or interest.

Corporate bonds are also more sensitive to political and economic uncertainties than government bonds. This past year, concerns over skyrocketing oil prices, the volatile Middle East, and the prolonged presidential election all weighed on the bond market. On top of this, the corporate bond market always has one eye on the stock market, which was particularly turbulent in 2000, especially the technology-heavy Nasdaq market, which had 1% or more daily moves in some three out of four trading days in 2000.

Over all, Institutional Bond Fund was off to a solid start in its first year, and begins its first full year holding the considerable yield advantage that developed in high-grade corporate bonds.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statement of assets and liabilities of the Mosaic Institutional Bond Fund (the "Fund"), a series of Mosaic Income Trust, including the portfolio of investments, as of December 31, 2000, and the related statement of operations and of changes in net assets, and the financial highlights for the period from May 1, 2000 (date of inception) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Funds’ custodian, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Institutional Bond Fund as of December 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the period from May 1, 2000 (date of inception) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 9, 2001

Portfolio of Investments

	PRINCIAL AMOUNT	VALUE
DEBT INSTRUMENTS: 94.4% of net assets
Corporate Obligations: 65.4%
AT&T Corporation, 5.625%, 3/15/04	185,000	$0,176,829
American Express, 6.75%, 6/23/04	125,000	127,134
Associates Corp NA, 6.00%, 4/15/03	220,000	219,450
Bank One Corp, 7.625%, 8/1/05	150,000	155,966
Cardinal Health Inc., 6.25%, 7/15/08	205,000	196,800
Computer Sciences Corporation, 7.50%, 8/08/05	185,000	190,992
Daimler Chrysler, 7.20%, 9/01/09	230,000	222,097
Electronic Data Systems, 7.125%, 10/15/09	100,000	104,281
Ford Motor Credit Co., 6.25%, 12/08/05	200,000	194,786
Gap Inc., 6.9%, 9/15/07	175,000	167,563
GMAC, 5.875% 1/22/03	220,000	216,592
Household Finance Corp., 7.875%, 3/01/07	135,000	140,737
Lowes Companies, 8.25%, 6/01/10	175,000	184,406
Merrill Lynch & Co., 6.00%, 2/12/03	220,000	219,094
Bank of America, 7.50%, 9/15/06	200,000	206,662
Norwest Corporation, 6.625%, 3/15/03	160,000	161,414
Target Corporation, 7.50%, 2/15/05	190,000	198,550
Texaco Capital Inc., 5.50%, 1/15/09	150,000	143,131
Texas Instrument, 6.125%, 2/01/06	160,000	159,429
Worldcom Inc., 7.75%, 4/1/07	230,000	230,575

	PRINCIPAL AMOUNT	VALUE
US Treasury & Agency Obligations: 29.0%
Federal Home Loan Mortgage Corp, 7.375%, 5/15/03	550,000	$0,572,000
Federal National Mortgage Association, 5.375%, 3/15/02	630,000	627,638
Federal National Mortgage Association, 7.125%, 2/15/05	10,000	10,512
Federal National Mortgage Association, 7.125%, 3/15/07	10,000	10,682
Federal National Mortgage Association, 6.375%, 6/15/09	370,000	379,509
TOTAL DEBT INSTRUMENTS (cost $5,086,368)		5,216,829
REPURCHASE AGREEMENT: 3.9% of net assets
With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 01/02/01, collateralized by $223,373 in United States Treasury Notes due 05/31/03. Proceeds at maturity are $218,127. (Cost $218,000)		218,000
TOTAL INVESTMENTS: 98.3% of net assets (cost $5,304,368)		5,434,829
CASH AND RECEIVABLES
LESS LIABILITIES: 1.7% of net assets		92,876

NET ASSETS: 100%		$5,527,705

Statement of Assets and Liabilities

December 31, 2000

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$5,216,829
Repurchase agreements	218,000
Total investments	5,434,829
Cash	39
Interest receivable	92,837
Total assets	5,527,705
NET ASSETS (Note 6)	$5,527,705
CAPITAL SHARES OUTSTANDING	540,741
NET ASSET VALUE PER SHARE	$000,10.22
*INVESTMENT SECURITIES, AT COST	$5,086,368

Statement of Operations

For the period May 1, 2000 (date of inception) through December 31, 2000

INVESTMENT INCOME (Note 1)
Interest income	$(162,293)
Other income	71)
Total investment income	162,364)
EXPENSES (Notes 3 and 5)
Investment advisory fees	6,800)
Other expenses	3,400)
Total expenses	10,200)
NET INVESTMENT INCOME	152,164)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(82,236)
Change in net unrealized appreciation of investments	130,461)
Net realized and unrealized gain on investments	48,225)
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$)200,389)

Statement of Changes in Net Assets

For the period May 1, 2000 (date of inception) through December 31, 2000

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$0,152,164(
Net realized loss on investments	(82,236)
Change in net unrealized appreciation on investments	130,461(
Total increase in net assets resulting from operations	200,389(
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(152,164)
From net capital gains	(4,230)
Total distributions	(156,394)
CAPITAL SHARE TRANSACTIONS (Note 8)	5,483,710(
TOTAL INCREASE IN NET ASSETS	5,527,705(
NET ASSETS
Beginning of period	$000,00,-- (
End of period	$5,527,705(

Financial Highlights

(Selected data for a share outstanding throughout each period indicated)

For the period May 1, 2000 (date of inception) through December 31, 2000
Net asset value beginning of period	$10.00
Investment operations:
Net investment income	0.39
Net realized and unrealized gain on investments	0.23
Total from investment operations	0.62
Less distributions:
From net investment income	(0.39)
From capital gains	(0.01)
Total distributions	(0.40)
Net asset value, end of period	$10.22
Total return (%)	6.24
Ratios and supplemental data
Net assets, end of period (thousands)	$5,528
Ratio of expenses to average net assets (%)	0.45-1
Ratio of net investment income to average net assets (%)	6.74-1
Portfolio turnover (%)	36

1 Annualized.

Notes to Financial Statements

December 31, 2000

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers three portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Mosaic Institutional Bond Fund (the "Fund"), which commenced operations May 1, 2000. Its objective is total return within the policy limitations of investing only in intermediate term securities rated at least "A" by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. The remaining two Trust portfolios present their financial information in a separate report.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

The Fund began amortizing premiums and discounts on debt securities using the scientific method of amortization effective November 30, 2000. Prior to this date, the Fund amortized premiums and discounts on debt securities using the straight line method of amortization. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $1,461 decrease to the cost of securities and a corresponding $1,461 increase in net unrealized appreciation, based on securities held as of November 30, 2000.

Distribution of Income and Gains: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend quarterly. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each quarter. Capital gains distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2000, the Fund had available for federal income tax purposes $86,466 of unused capital loss carryover which expires December 31, 2008.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements.  When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping withthe Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., ("the Advisor"), earns an advisory fee equal to 0.30% per annum of the average net assets of the Fund; the fees are accrued daily and are paid monthly.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2000:

Aggregate Cost)	$5,304,368)
Gross unrealized appreciation	136,339)
Gross unrealized depreciation	(5,878)
Net unrealized appreciation	$0,130,461)

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.15%) of average net assets. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

6. Net Assets. At December 31, 2000, net assets include the following:

Net paid in capital on shares of beneficial interest	$5,483,710)
Accumulated net realized losses	(86,466)
Net unrealized appreciation on investments	130,461)
Total net assets	$5,527,705)

7. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the period from May 1, 2000 through December 31, 2000 were as follows:

	Purchases	Sales
U. S. Gov’t Securities	$1,823,754	$279,256
Other	4,464,896	854,104

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

For the period from May 1, 2000 through December 31, 2000
In Dollars
Shares sold	$5,327,319
Shares issued in reinvestment of dividends	156,391
Total shares issued	5,483,710
Shares redeemed	--
Net increase	$5,483,710

In Shares
Shares sold	525,446
Shares issued in reinvestment of dividends	15,295
Total shares issued	540,741
Shares redeemed	--
Net increase	540,741

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195.  Read it carefully before you invest or send money.  This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.  Mosaic Funds Distributor, LLC.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-3616